ITEM 77Q(a) ? COPIES
 OF ALL MATERIAL AMENDMENTS TO THE
REGISTRANT?S CHARTER OR BY-LAWS


FEDERATED STOCK AND
BOND FUND
Amendment No. 2
to the
DECLARATION OF TRUST
dated May 16, 2008


This Declaration of Trust
 is amended as follows:

A.	Strike the first
paragraph of Section 5 of
Article III from the Declaration
of Trust and
substitute in its place the
following:

"Section 5.  Establishment
and Designation of Series or
Class.  Without limiting the
authority of
the Trustees set forth in
Article XII, Section 8,
inter alia, to establish
and designate any additional
Series or Class or to
 modify the rights
and preferences of any
existing Series or Class,
the Series
and Classes of the
Trust are established
and designated as:

Federated Stock and
 Bond Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares

	The undersigned
hereby certify that the
above-stated Amendment
is a true and correct
Amendment to the Declaration
of Trust, as adopted by the
Board of Trustees at a meeting
on
the 12th day of August, 2010,
to become effective on December
31, 2010.

	WITNESS the due
execution hereof this 9th
 day of November, 2010.

/s/ John F. Donahue
/s/ Peter E. Madden
John F. Donahue
Peter E. Madden


/s/ John T. Conroy, Jr.
/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.
Charles F. Mansfield, Jr.


/s/ Nicholas P. Constantakis
/s/ R. James Nicholson
Nicholas P. Constantakis
R. James Nicholson


/s/ John F. Cunningham
/s/ Thomas M. O?Neill
John F. Cunningham
Thomas M. O?Neill


/s/ J. Christopher Donahue
/s/ John S. Walsh
J. Christopher Donahue
John S. Walsh


/s/ Maureen Lally-Green
/s/ James F. Will
Maureen Lally-Green
James. F. Will



ITEM 77Q(a) ? COPIES OF ALL
MATERIAL AMENDMENTS TO THE
REGISTRANT?S CHARTER OR BY-LAWS


FEDERATED STOCK AND BOND FUND
Amendment No. 3
to the
DECLARATION OF TRUST
dated May 16, 2008


This Declaration of Trust is
amended as follows:

A.	Strike Section 1 of
 Article I from the Declaration
 of Trust and substitute in its
place the following:

?Section 1.  Name.  This
Trust shall be known as
Federated Asset Allocation
Fund, and
the Trustees may conduct
the business of the Trust
 under that name or any other
name as
they may determine from
time to time?.

B.	Strike the first
paragraph of Section 5 of
Article III from the
Declaration of Trust
and substitute in its place
the following:

"Section 5.  Establishment
and Designation of Series
or Class.  Without limiting
 the
authority of the Trustees
set forth in Article XII,
Section 8, inter alia, to
establish and
designate any additional
Series or Class or to
modify the rights and
preferences of any
existing Series or Class,
 the Series and Classes
of the Trust are established
and
designated as:

Federated Asset Allocation
Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares?

C.	Strike Section 9
of Article XII from the
Declaration of Trust and
substitute in
its place the following:

?Section 9.  Use of Name.
The Trust acknowledges
that ?Federated Investors,
Inc.?
has reserved the right
to grant the non-exclusive
 use of the name ?Federated
Asset
Allocation Fund? or any
derivative thereof to any
other investment company,
investment company portfolio,
 investment adviser,
distributor, or other
business
enterprise, and to withdraw
from the Trust or one
or more Series or Classes
 any right
to the use of the name
?Federated Asset Allocation
Fund?."


	The undersigned
hereby certify that the
above-stated Amendment is
a true and
correct Amendment to the
 Declaration of Trust, as
 adopted by the Board of
Trustees at
a meeting on the 9th day
of November, 2010, to
become effective on
January 31, 2011.

	WITNESS the due
execution hereof this
9th day of November, 2010.

/s/ John F. Donahue
/s/ Peter E. Madden
John F. Donahue
Peter E. Madden


/s/ John T. Conroy, Jr.
/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.
Charles F. Mansfield, Jr.


/s/ Nicholas P. Constantakis
/s/ R. James Nicholson
Nicholas P. Constantakis
R. James Nicholson


/s/ John F. Cunningham
/s/ Thomas M. O?Neill
John F. Cunningham
Thomas M. O?Neill


/s/ J. Christopher Donahue
/s/ John S. Walsh
J. Christopher Donahue
John S. Walsh


/s/ Maureen Lally-Green
/s/ James F. Will
Maureen Lally-Green
James. F. Will


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